Exhibit 99.1

McKESSON REPORTS FISCAL 2013 SECOND-QUARTER RESULTS

•	Revenues of $29.9 billion for the second quarter, down 1%.

•	Second-quarter GAAP earnings per diluted share of $1.67, up 42%.

•	Second-quarter Adjusted Earnings per diluted share of $1.92, up 18%.

•	Fiscal 2013 Outlook: Adjusted Earnings per diluted share of $7.15 to $7.35.

SAN FRANCISCO, October 25, 2012 – McKesson Corporation (NYSE: MCK) today reported that revenues for the second quarter ended September 30, 2012 were $29.9 billion, down 1% compared to $30.2 billion a year ago. On the basis of U.S. generally accepted accounting principles (“GAAP”), second-quarter earnings per diluted share was $1.67 compared to $1.18 a year ago.

Second-quarter GAAP results included a pre-tax charge of $44 million, recorded in the Distribution Solutions segment, to increase an existing litigation reserve for claims against McKesson relating to First DataBank’s published drug reimbursement benchmarks, commonly referred to as Average Whole Prices (“AWP”).

Second-quarter Adjusted Earnings per diluted share was $1.92, up 18% compared to $1.63 a year ago.

For the first half of the fiscal year, McKesson generated cash from operations of $459 million, and ended the quarter with cash and cash equivalents of $2.8 billion. During the first half of the fiscal year, the company paid $100 million in dividends, had internal capital spending of $167 million and spent $251 million on acquisitions.

“McKesson delivered another quarter of solid operating performance,” said John H. Hammergren, chairman and chief executive officer. “I am pleased with our accomplishments during the first half of our fiscal year. Based on our performance to date, we are updating our previous outlook for the fiscal year and now expect Adjusted Earnings per diluted share of $7.15 to $7.35 for the fiscal year ending March 31, 2013.”

Distribution Solutions revenues were down 1% in the second quarter, driven mainly by a 1% decline in U.S. pharmaceutical distribution revenues, reflecting brand-to-generic conversions and one fewer sales day.

Canadian revenues, on a constant currency basis, decreased 3% for the second quarter. Including the unfavorable currency impact of 2%, Canadian revenues decreased 5% for the second quarter.

Medical-Surgical distribution and services revenues were flat for the quarter, due to the impact of five fewer sales days.

In the second quarter, Distribution Solutions GAAP operating profit was $621 million and GAAP operating margin was 2.14%. Second-quarter adjusted operating profit was $699 million and the adjusted operating margin was 2.41%.

Technology Solutions revenues were flat for the second quarter. GAAP operating profit was $97 million for the second quarter and GAAP operating margin was 11.77%. Adjusted operating profit was $114 million for the second quarter and adjusted operating margin was 13.83%.

Fiscal Year 2013 Outlook

McKesson expects Adjusted Earnings per diluted share of $7.15 to $7.35 for the fiscal year ending March 31, 2013, which excludes the following GAAP items:

•	Amortization of acquisition-related intangible assets of approximately 54 cents per diluted share in Fiscal 2013.

•

Acquisition expenses and related adjustments expected to add approximately 18 cents per diluted share, including the impact of the $81 million pre-tax gain on business combination related to the acquisition of the remaining 50% ownership in McKesson’s corporate headquarters building completed during the first quarter.

•	Litigation reserve adjustments of approximately 15 cents per diluted share.

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Adjusted Earnings

McKesson separately reports financial results on the basis of Adjusted Earnings. Adjusted Earnings is a non-GAAP financial measure defined as GAAP income from continuing operations, excluding amortization of acquisition-related intangible assets, acquisition expenses and related adjustments, and certain litigation reserve adjustments. A reconciliation of McKesson’s financial results determined in accordance with GAAP to Adjusted Earnings is provided in Schedules 2, 3 and 4 of the financial statement tables included with this release.

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Risk Factors

Except for historical information contained in this press release, matters discussed may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements. It is not possible to predict or identify all such risks and uncertainties; however, the most significant of these risks and uncertainties are described in the company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to: material adverse resolution of pending legal proceedings; changes in the U.S. healthcare industry and regulatory environment; changes in the Canadian healthcare industry and regulatory environment; competition; substantial defaults in payment or a material reduction in purchases by, or the loss of, a large customer or group purchasing organization; the loss of government contracts as a result of compliance or funding challenges; public health issues in the U.S. or abroad; implementation delay, malfunction, failure or breach of internal information systems; the adequacy of insurance to cover property loss or liability claims; the company’s failure to attract and retain customers for its software products and solutions due to integration and implementation challenges, or due to an inability to keep pace with technological advances; the company’s proprietary products and services may not be adequately protected, and its products and solutions may be found to infringe on the rights of others; system errors or failure of our technology products and solutions to conform to specifications; disaster or other event causing interruption of customer access to data residing in our service centers; the delay or extension of our sales or implementation cycles for external software products; changes in circumstances that could impair our goodwill or

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intangible assets; foreign currency fluctuations or disruptions to our foreign operations; new or revised tax legislation or challenges to our tax positions; the company’s ability to successfully identify, consummate and integrate strategic acquisitions; general economic conditions, including changes in the financial markets that may affect the availability and cost of credit to the company, its customers or suppliers; and changes in accounting principles generally accepted in the United States of America. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, the company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

The company has scheduled a conference call for 8:30 AM ET. The dial-in number for individuals wishing to participate on the call is 719-234-7317. Erin Lampert, vice president, Investor Relations, is the leader of the call, and the password to join the call is ‘McKesson’. A replay of this conference call will be available for five calendar days. The dial-in number for individuals wishing to listen to the replay is 888-203-1112 and the pass code is 6474406. A webcast of the conference call will also be available live and archived on the company’s Investor Relations website at www.mckesson.com/investors.

Shareholders are encouraged to review SEC filings and more information about McKesson, which are located on the company’s website.

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About McKesson

McKesson Corporation, currently ranked 14th on the FORTUNE 500, is a healthcare services and information technology company dedicated to making the business of healthcare run better. We partner with payers, hospitals, physician offices, pharmacies, pharmaceutical companies and others across the spectrum of care to build healthier organizations that deliver better care to patients in every setting. McKesson helps its customers improve their financial, operational, and clinical performance with solutions that include pharmaceutical and medical-surgical supply management, healthcare information technology, and business and clinical services. For more information, visit http://www.mckesson.com.

###

Contact:

Erin Lampert, 415-983-8391 (Investors and Financial Media)

Erin.Lampert@McKesson.com

Kris Fortner, 415-983-8352 (General and Business Media)

Kris.Fortner@McKesson.com

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Schedule 1

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — GAAP

(unaudited)

(in millions, except per share amounts)

	Quarter Ended September 30,			Six Months Ended September 30,
	2012	2011	Change	2012	2011	Change
Revenues	$29,850	$30,216	(1)%	$60,648	$60,196	1%

Cost of sales (1)	(28,130)	(28,569)	(2)	(57,328)	(57,040)	1

Gross profit	1,720	1,647	4	3,320	3,156	5

Operating expenses	(1,065)	(1,051)	1	(2,151)	(2,088)	3
Litigation charges (2)	(44)	(118)	(63)	(60)	(118)	(49)
Gain on business combination (3)	—	—	—	81	—	—

Total operating expenses	(1,109)	(1,169)	(5)	(2,130)	(2,206)	(3)

Operating income	611	478	28	1,190	950	25

Other income, net	10	6	67	18	14	29
Interest expense	(55)	(64)	(14)	(111)	(128)	(13)

Income before income taxes	566	420	35	1,097	836	31

Income tax expense	(165)	(124)	33	(316)	(254)	24

Net income	$401	$296	35	$781	$582	34

Earnings per common share (4)
Diluted	$1.67	$1.18	42%	$3.25	$2.31	41%

Basic	$1.70	$1.20	42%	$3.31	$2.35	41%

Weighted average common shares
Diluted	240	250	(4) %	240	252	(5) %
Basic	236	246	(4)	236	247	(4)

(1)

Cost of sales for fiscal year 2013 includes the receipt of $19 million in our Distribution Solutions segment representing our share of settlements of antitrust class action lawsuits brought against drug manufacturers.

(2)	Represent charges for the Average Wholesale Price (“AWP”) litigation.

(3)

For the first six months of fiscal year 2013, operating expenses include an $81 million pre-tax ($51 million after-tax) gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

(4)	Certain computations may reflect rounding adjustments.

Schedule 2A

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions, except per share amounts)

						Change
	Quarter Ended September 30, 2012					Vs. Prior Quarter
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non-GAAP)

Revenues	$29,850	$—	$—	$—	$29,850	(1)%	(1)%

Gross profit (1)	$1,720	$4	$—	$—	$1,724	4	4
Operating expenses	(1,109)	44	3	44	(1,018)	(5)	2
Other income, net	10	—	—	—	10	67	67
Interest expense	(55)	—	—	—	(55)	(14)	(14)

Income before income taxes	566	48	3	44	661	35	11
Income tax expense	(165)	(18)	—	(17)	(200)	33	6

Net Income	$401	$30	$3	$27	$461	35	13

Diluted earnings per common share (2)	$1.67	$0.13	$0.01	$0.11	$1.92	42%	18%

Diluted weighted average common shares	240	240	240	240	240	(4)%	(4)%

	Quarter Ended September 30, 2011
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$30,216	$—	$—	$—	$30,216

Gross profit	$1,647	$6	$—	$—	$1,653
Operating expenses	(1,169)	44	8	118	(999)
Other income, net	6	—	—	—	6
Interest expense	(64)	—	—	—	(64)

Income before income taxes	420	50	8	118	596
Income tax expense	(124)	(20)	(3)	(41)	(188)

Net Income	$296	$30	$5	$77	$408

Diluted earnings per common share (2)	$1.18	$0.12	$0.02	$0.31	$1.63

Diluted weighted average common shares	250	250	250	250	250

(1)

Gross profit for the second quarter of fiscal year 2013 includes the receipt of $19 million in our Distribution Solutions segment representing our share of settlements of antitrust class action lawsuits brought against drug manufacturers.

(2)	Certain computations may reflect rounding adjustments.

Adjusted Earnings (Non-GAAP) Financial Information

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s GAAP financial results, including the related income tax effects:

Amortization of acquisition-related intangibles — Amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.

Acquisition expenses and related adjustments — Transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, and gains or losses on business combinations.

Litigation reserve adjustments — Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Average Wholesale Price and Securities Litigation matters, as such terms were defined in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2012 and 2009.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principles used by the Company when presenting its GAAP financial results.

The Company believes the presentation of non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

Schedule 2B

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions, except per share amounts)

						Change
	Six Months Ended September 30, 2012					Vs. Prior Period
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non-GAAP)

Revenues	$60,648	$—	$—	$—	$60,648	1%	1%

Gross profit (1)	$3,320	$8	$—	$—	$3,328	5	5
Operating expenses (2)	(2,130)	91	(76)	60	(2,055)	(3)	4
Other income, net	18	—	—	—	18	29	29
Interest expense	(111)	—	—	—	(111)	(13)	(13)

Income before income taxes	1,097	99	(76)	60	1,180	31	10
Income tax expense	(316)	(37)	29	(23)	(347)	24	2

Net Income	$781	$62	$(47)	$37	$833	34	14

Diluted earnings per common share (3)	$3.25	$0.26	$(0.19)	$0.15	$3.47	41%	20%

Diluted weighted average common shares	240	240	240	240	240	(5)%	(5)%

	Six Months Ended September 30, 2011
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition Expenses and Related Adjustments	Litigation Reserve Adjustments	Adjusted Earnings (Non-GAAP)

Revenues	$60,196	$—	$—	$—	$60,196

Gross profit	$3,156	$11	$—	$—	$3,167
Operating expenses	(2,206)	87	18	118	(1,983)
Other income, net	14	—	—	—	14
Interest expense	(128)	—	—	—	(128)

Income before income taxes	836	98	18	118	1,070
Income tax expense	(254)	(38)	(6)	(41)	(339)

Net Income	$582	$60	$12	$77	$731

Diluted earnings per common share (3)	$2.31	$0.24	$0.04	$0.31	$2.90

Diluted weighted average common shares	252	252	252	252	252

(1)

Gross profit for the first six months of fiscal year 2013 includes the receipt of $19 million in our Distribution Solutions segment representing our share of settlements of antitrust class action lawsuits brought against drug manufacturers.

(2)

For the first six months of fiscal year 2013, operating expenses, as reported under GAAP, include an $81 million pre-tax ($51 million after-tax) gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

(3)	Certain computations may reflect rounding adjustments.

Schedule 3A

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions)

	Quarter Ended September 30, 2012			Quarter Ended September 30, 2011			Change
	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non- GAAP)

REVENUES
Distribution Solutions
Direct distribution & services	$20,938	$—	$20,938	$21,072	$—	$21,072	(1)%	(1)%
Sales to customers’ warehouses	4,806	—	4,806	4,909	—	4,909	(2)	(2)

Total U.S. pharmaceutical distribution & services	25,744	—	25,744	25,981	—	25,981	(1)	(1)
Canada pharmaceutical distribution & services	2,409	—	2,409	2,537	—	2,537	(5)	(5)
Medical-Surgical distribution & services	873	—	873	873	—	873	—	—

Total Distribution Solutions	29,026	—	29,026	29,391	—	29,391	(1)	(1)

Technology Solutions
Services	656	—	656	643	—	643	2	2
Software & software systems	142	—	142	153	—	153	(7)	(7)
Hardware	26	—	26	29	—	29	(10)	(10)

Total Technology Solutions	824	—	824	825	—	825	—	—

Revenues	$29,850	$—	$29,850	$30,216	$—	$30,216	(1)	(1)

GROSS PROFIT
Distribution Solutions (1)	$1,339	$1	$1,340	$1,258	$1	$1,259	6	6
Technology Solutions	381	3	384	389	5	394	(2)	(3)

Gross profit	$1,720	$4	$1,724	$1,647	$6	$1,653	4	4

OPERATING EXPENSES
Distribution Solutions (2)	$(724)	$77	$(647)	$(785)	$157	$(628)	(8)	3
Technology Solutions	(286)	14	(272)	(281)	13	(268)	2	1
Corporate	(99)	—	(99)	(103)	—	(103)	(4)	(4)

Operating expenses	$(1,109)	$91	$(1,018)	$(1,169)	$170	$(999)	(5)	2

OTHER INCOME, NET
Distribution Solutions	$6	$—	$6	$4	$—	$4	50	50
Technology Solutions	2	—	2	—	—	—	—	—
Corporate	2	—	2	2	—	2	—	—

Other income, net	$10	$—	$10	$6	$—	$6	67	67

OPERATING PROFIT
Distribution Solutions (1)(2)	$621	$78	$699	$477	$158	$635	30	10
Technology Solutions	97	17	114	108	18	126	(10)	(10)

Operating profit	718	95	813	585	176	761	23	7
Corporate	(97)	—	(97)	(101)	—	(101)	(4)	(4)

Income before interest expense and income taxes	$621	$95	$716	$484	$176	$660	28	8

STATISTICS
Operating profit as a % of revenues
Distribution Solutions (1)(2)	2.14%		2.41%	1.62%		2.16%	52 bp	25 bp
Technology Solutions	11.77		13.83	13.09		15.27	(132)	(144)

(1)	Results for the second quarter of fiscal year 2013 include the receipt of $19 million representing our share of settlements of antitrust class action lawsuits brought against drug manufacturers.

(2)	For the second quarters of fiscal years 2013 and 2012, results, as reported under GAAP, include AWP litigation charges of $44 million and $118 million.

Schedule 3B

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP)

(unaudited)

(in millions)

	Six Months Ended September 30, 2012			Six Months Ended September 30, 2011			Change
	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjusted Earnings (Non- GAAP)

REVENUES
Distribution Solutions
Direct distribution & services	$42,239	$—	$42,239	$41,899	$—	$41,899	1%	1%
Sales to customers’ warehouses	10,153	—	10,153	9,800	—	9,800	4	4

Total U.S. pharmaceutical distribution & services	52,392	—	52,392	51,699	—	51,699	1	1
Canada pharmaceutical distribution & services	4,926	—	4,926	5,266	—	5,266	(6)	(6)
Medical-Surgical distribution & services	1,668	—	1,668	1,604	—	1,604	4	4

Total Distribution Solutions	58,986	—	58,986	58,569	—	58,569	1	1

Technology Solutions
Services	1,322	—	1,322	1,273	—	1,273	4	4
Software & software systems	287	—	287	297	—	297	(3)	(3)
Hardware	53	—	53	57	—	57	(7)	(7)

Total Technology Solutions	1,662	—	1,662	1,627	—	1,627	2	2

Revenues	$60,648	$—	$60,648	$60,196	$—	$60,196	1	1

GROSS PROFIT
Distribution Solutions (1)	$2,554	$2	$2,556	$2,389	$1	$2,390	7	7
Technology Solutions	766	6	772	767	10	777	—	(1)

Gross profit	$3,320	$8	$3,328	$3,156	$11	$3,167	5	5

OPERATING EXPENSES
Distribution Solutions (2)	$(1,443)	$129	$(1,314)	$(1,446)	$196	$(1,250)	—	5
Technology Solutions	(579)	27	(552)	(560)	27	(533)	3	4
Corporate (3)	(108)	(81)	(189)	(200)	—	(200)	(46)	(6)

Operating expenses	$(2,130)	$75	$(2,055)	$(2,206)	$223	$(1,983)	(3)	4

OTHER INCOME, NET
Distribution Solutions	$10	$—	$10	$9	$—	$9	11	11
Technology Solutions	3	—	3	1	—	1	200	200
Corporate	5	—	5	4	—	4	25	25

Other income, net	$18	$—	$18	$14	$—	$14	29	29

OPERATING PROFIT
Distribution Solutions (1)(2)	$1,121	$131	$1,252	$952	$197	$1,149	18	9
Technology Solutions	190	33	223	208	37	245	(9)	(9)

Operating profit	1,311	164	1,475	1,160	234	1,394	13	6
Corporate	(103)	(81)	(184)	(196)	—	(196)	(47)	(6)

Income before interest expense and income taxes	$1,208	$83	$1,291	$964	$234	$1,198	25	8

STATISTICS
Operating profit as a % of revenues
Distribution Solutions (1)(2)	1.90%		2.12%	1.63%		1.96%	27 bp	16 bp
Technology Solutions	11.43		13.42	12.78		15.06	(135)	(164)

(1)	Results for the first six months of fiscal year 2013 include the receipt of $19 million representing our share of settlements of antitrust class action lawsuits brought against drug manufacturers.

(2)	For the first six months of fiscal years 2013 and 2012, results, as reported under GAAP, include AWP litigation charges of $60 million and $118 million.

(3)

For the first six months of fiscal year 2013, operating expenses, as reported under GAAP, include an $81 million pre-tax gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

Schedule 4A

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) — BY ADJUSTMENT TYPE

(unaudited)

(in millions)

	Quarter Ended September 30, 2012				Quarter Ended September 30, 2011
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total

As Reported (GAAP):
Revenues	$29,026	$824	$—	$29,850	$29,391	$825	$—	$30,216

Gross profit (1)	$1,339	$381	$—	$1,720	$1,258	$389	$—	$1,647
Operating expenses	(724)	(286)	(99)	(1,109)	(785)	(281)	(103)	(1,169)
Other income, net	6	2	2	10	4	—	2	6

Income before interest expense and income taxes	621	97	(97)	621	477	108	(101)	484
Interest income (expense), net	—	—	(55)	(55)	1	1	(66)	(64)

Income before income taxes	$621	$97	$(152)	$566	$478	$109	$(167)	$420

Pre-Tax Adjustments:
Gross profit	$1	$3	$—	$4	$1	$5	$—	$6
Operating expenses	31	13	—	44	31	13	—	44

Amortization of acquisition-related intangibles	32	16	—	48	32	18	—	50

Operating expenses - Acquisition expenses and related adjustments	2	1	—	3	8	—	—	8

Operating expenses - Litigation reserve adjustments	44	—	—	44	118	—	—	118

Total pre-tax adjustments	$78	$17	$—	$95	$158	$18	$—	$176

Adjusted Earnings (Non-GAAP):
Revenues	$29,026	$824	$—	$29,850	$29,391	$825	$—	$30,216

Gross profit (1)	$1,340	$384	$—	$1,724	$1,259	$394	$—	$1,653
Operating expenses	(647)	(272)	(99)	(1,018)	(628)	(268)	(103)	(999)
Other income, net	6	2	2	10	4	—	2	6

Income before interest expense and income taxes	699	114	(97)	716	635	126	(101)	660
Interest income (expense), net	—	—	(55)	(55)	1	1	(66)	(64)

Income before income taxes	$699	$114	$(152)	$661	$636	$127	$(167)	$596

(1)

Gross profit for the second quarter of fiscal year 2013 includes the receipt of $19 million in our Distribution Solutions segment representing our share of settlements of antitrust class action lawsuits brought against drug manufacturers.

Schedule 4B

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO ADJUSTED EARNINGS (NON-GAAP) — BY ADJUSTMENT TYPE

(unaudited)

(in millions)

	Six Months Ended September 30, 2012				Six Months Ended September 30, 2011
	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total	Distribution Solutions	Technology Solutions	Corporate & Interest Expense	Total

As Reported (GAAP):
Revenues	$58,986	$1,662	$—	$60,648	$58,569	$1,627	$—	$60,196

Gross profit (1)	$2,554	$766	$—	$3,320	$2,389	$767	$—	$3,156
Operating expenses (2)	(1,443)	(579)	(108)	(2,130)	(1,446)	(560)	(200)	(2,206)
Other income, net	10	3	5	18	9	1	4	14

Income before interest expense and income taxes	1,121	190	(103)	1,208	952	208	(196)	964
Interest expense	—	—	(111)	(111)	—	—	(128)	(128)

Income before income taxes	$1,121	$190	$(214)	$1,097	$952	$208	$(324)	$836

Pre-Tax Adjustments:
Gross profit	$2	$6	$—	$8	$1	$10	$—	$11
Operating expenses	66	25	—	91	62	25	—	87

Amortization of acquisition-related intangibles	68	31	—	99	63	35	—	98

Operating expenses - Acquisition expensesand related adjustments	3	2	(81)	(76)	16	2	—	18

Operating expenses - Litigation reserve adjustments	60	—	—	60	118	—	—	118

Total pre-tax adjustments	$131	$33	$(81)	$83	$197	$37	$—	$234

Adjusted Earnings (Non-GAAP):
Revenues	$58,986	$1,662	$—	$60,648	$58,569	$1,627	$—	$60,196

Gross profit (1)	$2,556	$772	$—	$3,328	$2,390	$777	$—	$3,167
Operating expenses	(1,314)	(552)	(189)	(2,055)	(1,250)	(533)	(200)	(1,983)
Other income, net	10	3	5	18	9	1	4	14

Income before interest expense and income taxes	1,252	223	(184)	1,291	1,149	245	(196)	1,198
Interest expense	—	—	(111)	(111)	—	—	(128)	(128)

Income before income taxes	$1,252	$223	$(295)	$1,180	$1,149	$245	$(324)	$1,070

(1)

Gross profit for the first six months of fiscal year 2013 includes the receipt of $19 million in our Distribution Solutions segment representing our share of settlements of antitrust class action lawsuits brought against drug manufacturers.

(2)

For the first six months of fiscal year 2013, operating expenses include an $81 million pre-tax gain on business combination related to the acquisition of the remaining 50% ownership interest in our corporate headquarters building.

Schedule 5

McKESSON CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in millions)

	September 30, 2012	March 31, 2012
ASSETS
Current Assets
Cash and cash equivalents	$2,831	$3,149
Receivables, net	9,823	9,977
Inventories, net	10,070	10,073
Prepaid expenses and other	367	404

Total Current Assets	23,091	23,603

Property, Plant and Equipment, Net	1,223	1,043
Goodwill	5,128	5,032
Intangible Assets, Net	1,699	1,750
Other Assets	1,827	1,665

Total Assets	$32,968	$33,093

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Drafts and accounts payable	$15,501	$16,114
Short-term borrowings	—	400
Deferred revenue	1,528	1,423
Deferred tax liabilities	1,710	1,092
Current portion of long-term debt	508	508
Other accrued liabilities	1,503	2,149

Total Current Liabilities	20,750	21,686

Long-Term Debt	3,073	3,072
Other Noncurrent Liabilities	1,430	1,504
Stockholders’ Equity	7,715	6,831

Total Liabilities and Stockholders’ Equity	$32,968	$33,093

Schedule 6

McKESSON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Six Months Ended September 30,
	2012	2011
OPERATING ACTIVITIES
Net income	$781	$582
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	282	271
Other deferred taxes	251	26
Share-based compensation expense	82	78
Gain on business combination	(81)	—
Other non-cash items	20	26
Changes in operating assets and liabilities, net of acquisitions:
Receivables	219	(435)
Inventories	16	(269)
Drafts and accounts payable	(629)	880
Deferred revenue	147	191
Taxes	(117)	129
Litigation charges	60	118
Litigation settlement payments	(438)	(6)
Deferred tax expense (benefit) on litigation	147	(39)
Other	(281)	(157)

Net cash provided by operating activities	459	1,395

INVESTING ACTIVITIES
Property acquisitions	(86)	(126)
Capitalized software expenditures	(81)	(101)
Acquisitions, less cash and cash equivalents acquired	(251)	(194)
Other	67	72

Net cash used in investing activities	(351)	(349)

FINANCING ACTIVITIES
Proceeds from short-term borrowings	1,125	—
Repayments of short-term borrowings	(1,525)	—
Repayments of long-term debt	—	(17)
Common stock transactions:
Issuances	80	82
Share repurchases, including shares surrendered for tax withholding	(53)	(672)
Dividends paid	(100)	(97)
Other	40	19

Net cash used in financing activities	(433)	(685)

Effect of exchange rate changes on cash and cash equivalents	7	(30)

Net increase (decrease) in cash and cash equivalents	(318)	331
Cash and cash equivalents at beginning of period	3,149	3,612

Cash and cash equivalents at end of period	$2,831	$3,943